Pay to the order of The Resolution Trust Corporation, as Receiver for San Antonio Savings Association, F.A.

     This endorsement is attached to and made a part of that certain Promissory Note in the original principal amount of $76,000.00 dated March 10, 1995, made by John P. Xepoleas and
Monterey A. Xepoleas, husband and wife, in favor of SHF Acquisition Corporation, a Nevada corporation.

     Dated: Nov 6, 1995

                                      SHF ACQUISITION CORPORATION,
                                      a Nevada corporation

                                      By: /s/ James H. Dale
                                      Title:  President


                                      When paid, this note, if
DO NOT DESTROY THIS NOTE:             secured by Deed of Trust, must
                                      be surrendered to Trustee for
                                      cancellation, before
                                      reconveyance will be made


                        PROMISSORY NOTE
                 (Interest Included Until Paid)

$76,000.00               Orangevale, California    March 10, 1995

     For value received, JOHN P. XEPOLEAS and MONTEREY A. XEPOLEAS, husband and wife promise to pay to SHF ACQUISITION CORPORATION, a Nevada corporation, or order at 4045 S. Spencer Street, Las Vegas, Nevada 89119, the principal sum of Seventy-Six Thousand and No/100th Dollars with interest from date of recording on unpaid principal at the rate of 8 percent (8%) per annum; principal and interest payable as follows: 36 equal consecutive, monthly installments of interest only at $506.67 or more, with the first such installment due on or before April 15, 1995 and continuing on the same day of each month until complete and one FINAL BALLOON payment of principal and interest due on or before March 15, 1998 in the amount of Seventy Six Thousand Five Hundred Six and 67/100.

     The holder of this note shall, not less than 60 days nor more than 150 days before the balloon payment is due, deliver or mail by first-class mail to the trustor, or his or her successor in interest, at the last known address of such person a written notice to include:

     (1) A statement of the name and address of the person to whom the balloon payment is required to be paid.

     (2) The date on or before which the balloon payment was or is required to be paid.

     (3) The amount of the balloon payment, or if its exact amount is unknown a good faith estimate of the amount thereof, including unpaid principal, interest, and any other charges (assuming payment in full of all scheduled installments coming due between the date of the notice and the date when the balloon payment is due).

     (4) A description of the trustor s right, if any, to refinance the balloon payment, including a summary of the actual terms of the refinancing or an estimate or approximation thereof, to the extent known.

     This note is subject to SECTION 2966 of the Civil Code, which provides that the holder of this note shall give written notice to the trustor, or his successor in interest, of prescribed information at least 60 and not more than 150 days before any balloon payment is due.

     *If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained beneficiary shall have the right, at its option to declare any indebtedness or obligations secured hereby, immediately due and payable irrespective of the maturity date specified in any note evidencing the same.



     Each payment shall be credited first on interest then due and the remainder on principal.

     Should default be made in payment of any installment when due, the whole sum of principal and interest shall become immediately due at the option of the holder of this note, without notice; principal and interest payable in lawful money of the United States. If action be instituted on this note, maker shall pay such sum as the Court may fix as attorney s fees. This note is secured by a DEED OF TRUST OF EVEN DATE. LATE CHARGE: SUBJECT TO ANY NOTICE REQUIRED BY LAW. MAKER AGREES TO PAY A LATE CHARGE OF 6% OF THE OVERDUE INSTALLMENT OR $5.00 WHICHEVER IS GREATER, IF PAYMENT IS NOT MADE WITHIN 10 DAYS OF ITS DUE DATE.

1.  Cash Price . . . . . . . . . . . $            $ 95,000.00
2.  Less:  Cash Down Payment . . . . $
3.  Other. . . . . . . . . . . . . .
4.  Total Down Payment . . . . . . . $            $ 19,000.00
5.  Unpaid Balance of Cash Price . .              $ 76,000.00
6.  Other Charges. . . . . . . . . .              $
7.  Amount Financed (5 + 6). . . . .              $ 76,000.00
8.  FINANCE CHARGE . . . . . . . . .              $ 18,240.12
9.  Total of Payments. . . . . . . .              $ 94,240.12
10. Deferred Payment Price (1 + 8) .              $113,240.12
11. ANNUAL PERCENTAGE RATE . . . . .              $      8.0 %

                        NOTICE TO BUYER
    YOU HAVE THE OPTION TO CANCEL YOUR CONTRACT OR AGREEMENT OF SALE BY NOTICE TO THE SELLER UNTIL MIDNIGHT OF THE SEVENTH DAY FOLLOWING
THE SIGNING OF THE CONTRACT OR AGREEMENT.

                        CAUTION TO BUYER
    IF YOU DO NOT HAVE THE FUNDS TO PAY THE BALLOON PAYMENT WHEN DUE, IT MAY BE NECESSARY FOR YOU TO OBTAIN A NEW LOAN AGAINST YOUR
PROPERTY FOR THIS PURPOSE.  NEITHER THE SELLER NOR THE LENDER IS
UNDER ANY OBLIGATION TO REFINANCE THE PROPERTY.

I acknowledge receipt of a
copy of this note and of the
Deed of Trust securing
payment of this note.                     Dated Executed

                                          /s/ John P. Xepoleas
                                          JOHN P. XEPOLEAS

                                          /s/ Monterey A. Xepoleas
                                          MONTEREY A. XEPOLEAS


                                                                       MAKER



Order No. FOUNDERS TITLE COMPANY
Escrow No.     719837-KJ
Loan No.

WHEN RECORDED MAIL TO:

SHF Acquisition Corporation
4045 South Spencer Street
Las Vegas, NV  89119

             DEED OF TRUST WITH ASSIGNMENT OF RENTS
      (This Deed of Trust contains an acceleration clause)

This DEED OF TRUST, made the 10th day of March, 1995, between JOHN
P. XEPOLEAS and MONTEREY A. XEPOLEAS, husband and wife, as joint tenants, herein called TRUSTOR, whose address is 9228 Premier Way, Sacramento, California 95826, FOUNDERS TITLE COMPANY of Sacramento County, a California corporation, herein called TRUSTEE, and SHF ACQUISITION CORPORATION, a Nevada Corporation, herein called BENEFICIARY.

 WITNESSETH: That Trustor grants to Trustee in Trust, with Power of sale, that property in the unincorporated area.

County of Sacramento, State of California, described as:

Lot No. 3137, as shown upon that certain "Plat of Rancho Murieta
Unit No. 6, filed in the office of the County Recorder of Sacramento County, State of California, on January 9, 1991, in Book 213 of Maps, Map No. 6.

NOTICE TO BUYER:  YOU HAVE THE OPTION TO CANCEL YOUR CONTRACT OR
AGREEMENT OF SALE BY NOTICE TO THE SELLER UNTIL MIDNIGHT OF THE
SEVENTH DAY FOLLOWING THE SIGNING OF THE CONTRACT OR AGREEMENT.

If the trustor shall sell, convey or alienate said property, or any part thereof, or any interest therein or shall be divested of his title or any interest therein in any manner or way, whether voluntarily or involuntarily, without the written consent of the beneficiary being first had and obtained beneficiary shall have the right, at its option, except as prohibited by law, to declare any indebtedness or obligations secured hereby, immediately due and payable irrespective of the maturity date specified in any note evidencing the same.

TOGETHER WITH rents, issues and profits thereof, SUBJECT, HOWEVER, to the right, power and authority given to and conferred upon Beneficiary by paragraph (10) of the provisions incorporated herein by reference to collect and apply such rents, issues and profits.

For the Purpose of Securing: 1. Performance of each agreement of Trustor incorporated by reference or contained herein. 2. Payment of the indebtedness evidenced by one promissory note of even date herewith, and any extension or renewal thereof, in the principal sum of $76,000.00 executed by Trustor in favor of Beneficiary or order. 3. Payment of such further sums as the then record owner of said property hereafter may borrow from Beneficiary, when evidenced by another note (or notes) reciting it is so secured.

To Protect the Security of this Deed of Trust. Trustor Agrees: By the execution and delivery of this Deed of Trust and the note secured hereby, that provisions (1) to (14), inclusive, of the fictitious deed of trust recorded in Santa Barbara County and Sonoma County October 18, 1961, and in other counties October 23, 1961, in the book and at the page of Official Records in the office of the county recorder of the county where said property located, noted below opposite the name of such county, viz:

COUNTY       BOOK  PAGE  COUNTY        BOOK  PAGE  COUNTY          BOOK  PAGE  COUNTY        BOOK  PAGE

Alameda      435   684   Kings         792   833   Placer          895   301   Sierra        29    335
Alpine       1     250   Lake          362   39    Plumas          151   5     Siskiyou      468   181
Amador       104   348   Lansen        171   471   Riverside       3005  523   Solano        1105  182
Butte        1145  1     Los Angeles   12055 899   Sacramento      4331  62    Sonoma        1851  689
Calaveras    145   152   Madera        810   170   San Benito      271   383   Stanislaus    1715  456
Colusa       296   617   Marin         1508  339   San Bernardino  5567  61    Sutter        572   297
Contra Costa 3978  47    Mariposa      77    292   San Francisco   A332  905   Tehama        401   289
Del Norte    78    414   Mendocino     579   530   San Joaquin     2470  311   Trinity       93    366
El Dorado    568   456   Merced        1547  538   San Luis Obispo 1151  12    Tulare        2294  275
Fresno       4626  572   Modoc         184   851   San Mateo       4078  420   Tuelumne      135   47
Glenn        422   184   Mono          52    429   Santa Barbara   1878  860   Ventura       2062  386
Humboldt     657   527   Monterey      2194  538   Santa Clara     5336  341   Yolo          653   245
Imperial     1091  501   Napa          639   86    Santa Cruz      1431  494   Yuba          334   486
Inyo         147   598   Nevada        305   320   Shasta          684   528
Kern         3427  60    Orange        5889  611   San Diego Series 2 Book 1961, Page 183887

(which provisions, identical in all counties, are printed on the reverse hereof) hereby are adopted and incorporated herein and made a part hereof as fully as though set forth herein at length; that he will observe and perform said provisions; and that the references to property, obligations, and parties in said provisions shall be construed to refer to the property, obligations, and parties set forth in this Deed of Trust.

     The undersigned Trustor requests that a copy of any Notice of Default and of any Notice of Sale hereunder be mailed to him at his address hereinbefore set forth.

STATE OF CALIFORNIA )
                    )  SS.                     Signature of Trustor
COUNTY OF           )
                                      /s/ John P. Xepoleas
On          before me, the            JOHN P. XEPOLEAS
undersigned, a Notary Public
in and for said State, personally     /s/ Monterey A. Xepoleas
appeared                              MONTEREY A. XEPOLEAS


                  , proved upon
satisfactory evidence OR
personally known to me to be the
person(s) whose name(s)
subscribed to the within
instrument and acknowledged
that       executed the same.
WITNESS my hand and official seal.

Signature

        Name (Typed or Printed)                    (This area for official
                                                    notary seal)



     The following is a copy of provisions (1) to (14), inclusive, of the fictitious deed of trust, recorded in each county in California, as stated in the foregoing Deed of Trust and incorporated by reference in said Deed of Trust as being a part thereof as if set forth at length therein.

To Protect the Security of This Deed of Trust, Trustor Agrees:

     (1) To keep said property in good condition and repair, not to remove or demolish any building thereon, to complete or restore promptly and in good and workmanlike manner any building which may be constructed, damages or destroyed thereon and to pay when due all claims for labor performed and materials furnished therefor, to comply with all laws affecting said property or requiring any alterations or improvements to be made thereon, not to commit or permit waste thereon, not to commit, suffer or permit any act upon said property in violation of law, to cultivate, irrigate, fertilize, fumigate, prune and do all other acts which from the character of use of said property may be reasonably necessary, the specific enumerations herein not excluding the general.
     (2) To provide, maintain and deliver to Beneficiary fire insurance satisfactory to and with loss payable to Beneficiary. The amount collected under any fire or other insurance policy may be applied by Beneficiary upon any indebtedness secured hereby and in such order as Beneficiary may determine, or at option of Beneficiary the entire amount so collected or any part thereof may be released to Trustor. Such application or release shall not cure or waive any default hereunder or invalidate any act done pursuant to such notice.
     (3) To appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary as Trustee, and to pay all costs and expenses, including cost of evidence of title and attorney s fees in a reasonable sum, in any such action or proceeding in which Beneficiary or Trustee may appear, and in any suit brought by Beneficiary to foreclose this Deed.
     (4) To pay at least ten days before delinquency all taxes and assessments affecting said property, including assessments on appurtenant water stock, when due, all encumbrances, charges and liens, with interest, on said property or any part thereof, which appear to be prior or superior hereto, all costs, fees and expenses of this Trust.
     Should Trustor fail to make any payment or to do any act as herein provided, then Beneficiary or Trustee, but without obligation so to do and without notice to or demand upon Trustor and without releasing
Trustor from any obligation hereof, may make or do the same in such manner and to such extent as either may deem necessary to protect the security hereof. Beneficiary or Trustee being authorized to enter upon said property for such purposes, appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Beneficiary or Trustee, pay, purchase, contest or compromise any encumbrance, charge or lien which in the judgment of either appears to be prior or superior hereto, and, in exercising any such powers, pay necessary expenses, employ counsel and pay his reasonable fees.
     (5) To pay immediately and without demand all sums to so expended by Beneficiary or Trustee, with interest from date of expenditure at the amount allowed by law in effect at the date hereof, and to pay for any statement provided for by law in effect at the date hereof regarding the obligation secured hereby any amount demanded by the Beneficiary not to exceed the maximum allowed by law at the time when said statement is demanded.
     (6) That any award of damages in connection with any condemnation for public use of or injury to said property or any part thereof is hereby assigned and shall e paid to Beneficiary who may apply or release such moneys received by him in the same manner and with the same effect as above provided for disposition of proceeds of fire or other insurance.
     (7) That by accepting payment of any sum secured hereby after the due date. Beneficiary does not waive his right either to require prompt payment when due of all other sums so secured or to declare default for failure to so pay.
     (8) That at any time or from time to time, without liability therefor and without notice, upon written request of Beneficiary and presentation of this Deed and said note for endorsement, and without affecting the personal liability of any person for payment of the indebtedness secured hereby, Trustee may reconvey any part of said property, consent to the making of any map or plat thereof, join in granting any easement thereon, or join in any extension agreement or any agreement subordinating the lien or charge hereof.
     (9) That upon written request of Beneficiary stating that all sums secured hereby have been paid, and upon surrender of this Deed and said note to Trustee for cancellation and retention and upon payment of its fees, Trustee shall reconvey, without warranty, the property then held hereunder. The recitals in such reconveyance of any matters or facts shall be conclusive proof of the truthfulness thereof. The grantee in such reconveyance may be described as the person or persons legally entitled thereto. Five years after issuance of such full reconveyance, Trustee may destroy said note and this Deed of (unless directed in such request to retain them).
     (10) That as additional security, Trustor hereby gives to and confers upon Beneficiary the right, power and authority, during the continuance of these Trusts, to collect the rents, issues and profits of said property, reserving unto Trustor the right, prior to any default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, to collect and retain such rents, issues and profits as they become due and payable. Upon any such default, Beneficiary may at any time without notice, either in person, by agent, or by a receiver to be appointed by a court, and without regard to the adequacy of any security for the indebtedness hereby secured, enter upon and take possession of said property or any part thereof, in his own name sue for or otherwise collect such rents, issues and profits, including those past due and unpaid, and apply the same, less costs and expenses of operation and collection, including reasonable attorney s fees, upon any indebtedness secured hereby, and in such order as Beneficiary may determine. The entering upon and taking possession of said property, the collection of such rents, issues and profits and the application thereof as aforesaid, shall not cure or waive any default or notice of default hereunder or invalidate any act done pursuant to such notice.
     (11) That upon default by Trustor in payment of any indebtedness secured hereby or in performance of any agreement hereunder, Beneficiary may declare all sums secured hereby immediately due and payable by delivery to Trustee of written declaration of default and demand for sale and of written notice of default and of election to cause to be sold said property, which notice Trustee shall cause to be filed for record. Beneficiary also shall deposit with Trustee this Deed, said note and all documents evidencing expenditures secured hereby.
     After the lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on Trustor, shall sell said property at the time and place fixed by it in said notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone sale of all or any portion of said property by public announcement of such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person, including Trustor, Trustee, or Beneficiary as hereinafter defined, may purchase at such sale.
     After deducting all costs, fees and expenses of Trustee and of this Trust, including cost of evidence of title in connection with sale, Trustee shall apply the proceeds of sale to payment of all sums expended under the terms hereof, not then repaid, with accrued interest at the amount allowed by law in effect at the date hereof, all other sums then secured hereby, and the remainder, if any, to the person or persons legally entitled thereto.
     (12) Beneficiary, or any successor in ownership of any indebtedness secured hereby, may from time to time, by instrument in writing, substitute a successor or successors to any Trustee named herein or acting hereunder, which instrument, executed by the Beneficiary and duly acknowledged and recorded in the office of the recorder of the county or counties where sold property is situated, shall be conclusive proof of proper substitution of such successor Trustee or Trustees, who shall, without conveyance from the Trustee predecessor, succeed to all its title, estate, rights, powers and duties. Said instrument must contain the name of the original Trustor, Trustee and Beneficiary hereunder, the book and page where this Deed is recorded and the name and address of the new Trustee.
     (13) That this Deed applies to, inures to the benefit of, and binds all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns. The term Beneficiary shall mean the owner and holder, including pledgees, of the note secured hereby, whether or not named as Beneficiary herein. In this Deed, whenever the context to requires, the masculine gender includes the feminine and or neuter, and the singular number includes the plural.
     (14) That Trustee accepts this Trust when this Deed, duly executed and acknowledged, is made a public record as provided by law Trustee is not obligated to notify any party hereto of pending sale under any other Deed of Trust or of any action or proceeding in which Trustor, Beneficiary or Trustee shall be a party unless brought by Trustee.



                  REQUEST FOR FULL CONVEYANCE
            To be used only when note has been paid


To FOUNDERS TITLE COMPANY, Trustee:               Dated _________________

     The undersigned is the legal owner and holder of all indebtedness secured by the within Deed of Trust. All sums secured by said Deed of Trust have been fully paid and satisfied; and you are hereby requested and directed, on payment to you of any sums owing to you under the terms of said Deed of Trust, to cancel all evidences of indebtedness, secured by said Deed of Trust, delivered to you herewith together with said Deed of Trust, and to reconvey, without warranty, to the parties designated by the terms of said Deed of Trust, the estate now held by you under the same.

Mail Reconveyance to:



                                        By

                                        By


 Do not lose or destroy this Deed of Trust OR THE NOTE which it secures. Both must be delivered to the Trustee for cancellation before reconveyance will be made.



STATE OF CALIFORNIA
                     }ss.
COUNTY OF SACRAMENTO

     On March 13, 1995, before me, the undersigned, a Notary Public in and for said State, personally appeared JOHN P. XEPOLEAS and MONTEREY A. XEPOLEAS personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

     Witness my hand and official seal.

Signature    /s/ L.E. James
                                         (This area for official
Name         L.E. JAMES                   notary seal)
             (typed or printed)